UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DURECT Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ Online Go to www.investorvote.com/DRRX-SM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Pacific Time, on November 22, 2022. 2022 Special Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the DURECT Corporation Stockholder Meeting to be Held on November 22, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the special meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and annual report to stockholders are available at: www.investorvote.com/DRRX-SM Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/DRRX-SM. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 11, 2022 to facilitate timely delivery. 2NOT + 03P7BE.

2022 Special Stockholder Meeting Notice DURECT Corporation’s Special Meeting of Stockholders will be held on Tuesday, November 22, 2022 at 9:00 A.M., Pacific Time, at 10260 Bubb Road, Cupertino, CA 95014. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR Proposal 1: 1. To approve an amendment to DURECT Corporation’s (the “Company”) Amended and Restated Certificate of Incorporation (i) to effect, at the discretion of the Company’s Board of Directors, a reverse split of the Company’s common stock, at a ratio not less than 1-for-10 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of the Board of Directors and (ii) to decrease the number of authorized shares of the Company’s common stock from 600,000,000 to 150,000,000, both (i) and (ii) to be effected on or before March 31, 2023, without further approval or authorization of our stockholders. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/DRRX-SM. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials DURECT Corporation“ in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 11, 2022.